Preferred and Common Shares and Additional Paid in Capital	6 Months Ended
Jun. 30, 2015
Preferred and Common Shares and Additional Paid in Capital [Abstract]
Preferred and Common Shares and Additional Paid in Capital:
9.      Preferred and Common Shares and Additional Paid in Capital:
Details of the Company's Preferred and Common Shares are discussed in Note 10 of the Company's consolidated financial statements for the year ended December 31, 2014, included in the Company's annual report on Form 20-F, filed with the SEC on April 8, 2015.
During the six month period ended June 30, 2014, 22,598 common shares were issued, as part of the consideration for the acquisition of 33% of the total outstanding common stock of Interchart.
During the six month period ended June 30, 2014, the Company issued 394,167 common shares under its 2014 Equity Incentive Plan, 8,000 common shares, which were granted to certain directors of the Company and 9,333 common shares to the Company's former Chief Executive Officer, representing the first installment of his minimum guaranteed incentive award in accordance with his consultancy agreement.
In August 2014, the Company agreed to issue the Excel Vessel Share Consideration of 29,917,312 common shares under the terms of the Excel Transactions. During the six month period ended June 30, 2015, the Company issued 4,257,887 common shares as part of the Excel Vessel Share Consideration following the deliveries of the last six Excel Vessels (Note 1).
Equity offerings
On January 14, 2015, the Company completed a primary underwritten public offering of 49,000,418 of its common shares, at a price of $5.00 per share. The aggregate proceeds to the Company, net of underwriters commissions and offering expenses, were  $242,211.
On May 18, 2015, the Company completed a primary underwritten public offering of 56,250,000 common shares, at a price of $3.20 per share. The aggregate proceeds to the Company, net of underwriters commissions and offering expenses, were $175,586.